UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2009

Date of reporting period: August 1, 2008 — January 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
POGAX

Putnam Growth Opportunities Fund

Semiannual Report
1|31|09

A world of investing.™

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

Not FDIC insured
May lose value
No bank guarantee

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Growth Opportunities
Fund

1|31|09
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth.	12
Expenses	14
Portfolio turnover	16
Your fund’s management.	17
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders.	24
Financial statements	25
Brokerage commissions	45

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year now. Responses by governmental and financial authorities have been rapid and often unprecedented in scale, including the recent passage of a nearly $800 billion economic stimulus plan by Congress. Although history reminds us that stability and optimism have always returned to the markets, investors should expect continued volatility in the near term, for we are in the midst of a deep and painful bear market.

Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments is making the most of these challenging times by instituting several important changes designed to prepare Putnam for the eventual recovery. Key among them has been replacing a team management structure within Putnam equity funds with a more nimble decision-making process that vests responsibility with individual fund managers. The portfolio manager of Putnam Growth Opportunities Fund is Robert Brookby, who joined the company in 2008 and has 10 years of investment industry experience.

In other moves aimed at achieving performance excellence, Putnam has affirmed a fundamental approach to investing, simplified its equity fund lineup, and hired nearly 20 seasoned equity analysts.

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We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam. Although the markets have presented investors with extraordinary challenges, it is Putnam’s belief that the seeds of opportunity are often sown during difficult times like these.

About the fund
Investing in America’s large, growing companies

When Putnam Growth Opportunities Fund opened to the investing public in August 1997, its managers were committed to seeking growth potential in the types of U.S. companies that dominated the markets — large yet flexible, coupling the benefits of size and scale with the ability to respond to changing tastes and new technologies.

More than a decade later, the fund continues to target the stocks of these companies, using rigorous research techniques to identify those believed to have both a competitive edge and the potential to produce strong profits. Of course, as with any fund that invests in stocks, there are risks involved. The fund’s focus on large U.S. companies can affect its performance, particularly during times when large-cap stocks are out of favor. The fund’s manager seeks to temper this risk by investing with a long-term perspective, looking for companies with the fundamental strength to deliver results over time, despite market setbacks. While the fund’s management strategy favors growth stocks, the manager also seeks to cushion the impact of market volatility at times when growth-style investing is out of favor.

In the fund’s first report to shareholders, then-Chairman of the Trustees George Putnam wrote of the fund’s managers: “Besides taking advantage of today’s opportunities, they have sought companies that have proved themselves in fair weather and foul, mindful that exuberant markets such as today’s do not last forever.”

While not all large-cap companies in which the fund has invested have been able to weather the tough times, many that were in the fund’s portfolio in the mid-1990s have continued to grow and prosper. In fact, several have since been added to the select group of companies that make up the Dow Jones Industrial Average.

Regardless of how market conditions change in the years ahead, your fund’s manager will continue to seek leading companies with dominant products, services, and barriers to entry against potential competitors. We believe that such companies, when the market underestimates the sustainability of their growth and returns, make attractive investments.

Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to meet certain criteria, including:

Growth Seeking companies with a history of strong profitability and increasing stock prices based on rising estimates of future earnings.

Quality Assessing company management teams, looking for those that show good judgment in capital spending and financing decisions, and who manage company assets efficiently.

Valuation Carefully considering how each stock is valued, seeking stocks that are inexpensive relative to the company’s growth potential.

Putnam Growth Opportunities Fund seeks to invest in leading
large companies with the potential to grow rapidly.

Performance snapshot

Average annual total return (%) comparison as of 1/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

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Rob, the six-month period ended January 31, 2009, was marked by unprecedented stock market volatility and declines.The average large-cap growth fund, as measured by Lipper, declined by more than 35%. How did Putnam Growth Opportunities Fund perform?

While it is always disappointing to report sharp declines in absolute performance, the fund did perform better than its benchmark, the Russell 1000 Growth Index, and its Lipper peer group average. Of course, stocks in the financials sector were among the top detractors from fund performance as a result of the worsening global credit crisis. Banks and securities firms worldwide have announced considerable write-downs and losses, and in 2008, all stock indexes, sectors, and markets worldwide saw their worst investment returns in decades. This, of course, was detrimental to stocks across the fund’s portfolio, but particularly in the financials sector.

Can you discuss some of the stocks that detracted from fund performance?

Insurance company American International Group [AIG] and investment management firm Goldman

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/09. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 18.

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Sachs Group suffered severe declines as conditions worsened in the financials sector. Goldman, previously one of the largest U.S. securities firms, had its first quarterly loss as a public company during the three months that ended in November 2008. AIG was hit hard by the unraveling of the credit markets and investor concerns about defaults of risky investments in its financial services units. Both firms received bailout funds from the U.S. government, but continued to feel the impact of the loss of consumer confidence. By the close of the period, AIG had been sold from the portfolio.

Two other detractors were Freeport-McMoRan Copper & Gold and Potash Corporation, which are in industries that I believe offer attractive growth potential over the long term. During the period, however, these stocks declined as demand for the companies’ products slowed dramatically with the global economic downturn. Potash Corporation produces potash fertilizer from mines in Canada. As world population increased and wealth grew in emerging markets, demand for high-protein food also rose. This created a greater need for potash, which can make land and crops more productive. We have a bullish view on this company’s prospects, and we believe global demand for potash will return, as will the need for metals, especially when infrastructure improvements continue in emerging markets. Potash remained in the portfolio at the close of the period,

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 1/31/09. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Microsoft Corp. (3.4%)	Technology	Software
Procter & Gamble Co. (The) (3.1%)	Consumer staples	Consumer goods
Apple, Inc. (2.7%)	Technology	Computers
IBM Corp. (2.3%)	Technology	Computers
Google, Inc. (2.3%)	Technology	Technology services
Cisco Systems, Inc. (2.2%)	Technology	Communications equipment
Hewlett-Packard Co. (2.2%)	Technology	Computers
Exelon Corp. (2.2%)	Utilities and power	Electric utilities
Qualcomm, Inc. (2.2%)	Technology	Communications equipment
Chevron Corp. (2.0%)	Energy	Oil and gas

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but I sold the fund’s position in Freeport-McMoRan and established a position in BHP Billiton, a diversified natural resources company that, in my view, has a stronger balance sheet and enables the fund to maintain its exposure to metals and mining.

Which stocks contributed positively to performance?

Among the top contributors was pharmaceutical company Wyeth, whose stock rose in anticipation of the announcement in January 2009 of its merger agreement with rival Pfizer. I had kept this stock in the portfolio in anticipation of such a merger, which actually happened more quickly than I expected. In the energy sector, where most stocks struggled with the steep decline in oil prices, fund holdings Exxon Mobil and Chevron helped relative performance. Chevron was one of the fund’s largest holdings at the close of the period, as I believe the company will benefit from relatively faster production growth over the long term. Over the past several years, Chevron has invested a tremendous amount in major drilling prospects around the world, and we believe it will be one of the faster growing major oil companies. Check Point Software Technologies was also a strong performer for the period. Its primary product is security software for corporate computer networks. When economic growth started to slow in 2008, we thought security software

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

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would have a more durable growth rate. Unlike technology segments such as storage or semiconductors, computer security is “mission critical” to corporations. In most cases, it will be one of the last things to go if companies are cutting their technology budgets. I also thought the stock was attractively priced, and I still held Check Point in the portfolio at the close of the period.

You recently became the fund’s manager. Can you tell us a little about your investment approach?

First, the fund’s name — Growth Opportunities — says a lot about my investment approach. As I evaluate businesses, I’m primarily looking at their prospects for growth over the long term. The growth may not be there today, but I’m not necessarily looking for realized growth; mine is an opportunistic growth approach. With support from our research analysts, I’m looking out two to four years to determine the future direction of the company’s revenue, earnings, cash flow, market share, and products and services. Of course, there will be companies in the portfolio that are currently growing demonstrably faster than others in their industry, but they remain in the portfolio because I believe they will continue to deliver that growth over time.

I N  T H E  N E W S

Congress passed a $787 billion stimulus plan on February 13, 2009, with the goals of creating jobs, helping the unemployed, and cultivating economic growth. Tens of billions of dollars will be spent over the next two years to support Medicaid, help local school districts, and extend jobless benefits. Billions of dollars also will fund job-creating investments in“green” technologies, computerizing the nation’s medical-records system, biomedical research, and public works construction projects. The balance of the package is devoted to tax cuts for businesses and individuals, including a $400 payroll tax holiday for workers (married couples filing jointly for less than $150,000 get up to $800). The plan is one of the largest of its kind since Franklin D. Roosevelt launched the New Deal in 1933.

A key component of this approach is bottom-up stock selection, which means I focus more on the long-term potential of individual companies than on short-term developments in the markets or economy. While some managers will consider the overall growth profile of the fund’s portfolio, and manage that against an index, I’m much more concerned with scrutinizing the investment opportunity and risk/reward profile of each individual stock. Sell discipline is also critical; I strive to be a ruthless seller, removing a stock from the portfolio as soon as I’ve

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determined its growth prospects are no longer attractive. Also, since taking over management of the fund, I’ve trimmed a number of holdings, reducing the total number of stocks in the portfolio, while also bringing the sector weightings more in line with those of the Russell 1000 Growth Index.

Tell us about your outlook in this difficult environment.

While the stock market has endured unprecedented volatility and uncertainty, the key for every investor — as always — is to have patience and to maintain a long-term perspective. In my view, investors with longer investment horizons should benefit from today’s attractive stock valuations and better prospects ahead. Federal policymakers have responded to the global financial crisis with unprecedented measures, and the $787 billion economic stimulus bill approved by Congress in February has the potential to restore consumer confidence and investors’ appetite for risk. While we may continue to see turbulence in the months ahead, I will remain focused on the strategy I’ve discussed here today, which is grounded in a long-term view and disciplined, fundamental research.

Thanks, Rob, for sharing your thoughts with us today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

We are pleased to report that the fund benefited during the period as a result of a court-ordered settlement distribution made to eligible holders of Enron Corporation common stock. Enron’s stock became worthless in 2001 when it was determined that the company had defrauded shareholders by conspiring to conceal losses and inflate profits. The company declared bankruptcy in December 2001, and its assets were later sold off to recoup creditors. Shareholders who purchased Enron stock between September 9, 1997, and December 2, 2001, were eligible to participate in the settlement. The fund received $12,097,538 on December 29, 2008.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	1.90%	1.45%	1.11%	1.11%	1.16%	1.16%	1.35%	1.09%	1.65%	2.11%

10 years	–54.32	–56.95	–57.62	–57.62	–57.51	–57.51	–56.57	–58.08	–55.42	–53.05
Annual average	–7.54	–8.08	–8.23	–8.23	–8.20	–8.20	–8.00	–8.33	–7.76	–7.28

5 years	–25.36	–29.64	–28.13	–29.57	–28.08	–28.08	–27.14	–29.71	–26.32	–24.34
Annual average	–5.68	–6.79	–6.39	–6.77	–6.38	–6.38	–6.14	–6.81	–5.93	–5.43

3 years	–29.52	–33.56	–31.12	–33.18	–31.04	–31.04	–30.52	–32.97	–30.04	–28.91
Annual average	–11.01	–12.74	–11.69	–12.58	–11.65	–11.65	–11.43	–12.48	–11.23	–10.75

1 year	–32.82	–36.67	–33.33	–36.67	–33.28	–33.95	–33.11	–35.48	–32.96	–32.60

6 months	–28.95	–33.05	–29.20	–32.74	–29.20	–29.91	–29.12	–31.61	–29.04	–28.81

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

Recent performance benefited from receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

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Comparative index returns For periods ended 1/31/09

			Lipper Large-Cap
	Russell 1000		Growth Funds
	Growth Index	S&P 500 Index*	category average†

Annual average (life of fund)	2.79%	4.46%	2.59%

10 years	–41.90	–23.53	–31.10
Annual average	–5.29	–2.65	–3.99

5 years	–21.63	–19.50	–22.08
Annual average	–4.76	–4.24	–4.97

3 years	–29.76	–31.34	–33.40
Annual average	–11.11	–11.78	–12.76

1 year	–36.44	–38.63	–37.83

6 months	–34.31	–33.95	–35.61

Index and Lipper results should be compared to fund performance at net asset value.

* Effective January 1, 2009, the Russell 1000 Growth Index replaced the S&P 500 Index as the fund’s primary benchmark. In Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that will generally be held by the fund.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/09 , there were 852, 808, 683, 573, 283, and 139 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/09

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/08	$13.54	$14.37	$12.57	$12.74	$12.88	$13.35	$13.36	$13.85

1/31/09	9.62	10.21	8.90	9.02	9.13	9.46	9.48	9.86

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of the most recent calendar quarter
Total return for periods ended 12/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(8/1/97)		(2/1/99)		(8/1/97)		(1/21/03)	(7/1/99)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	2.19%	1.73%	1.39%	1.39%	1.44%	1.44%	1.64%	1.36%	1.94%	2.39%

10 years	–49.00	–51.93	–52.69	–52.69	–52.58	–52.58	–51.56	–53.25	–50.22	–47.64
Annual average	–6.51	–7.06	–7.21	–7.21	–7.19	–7.19	–6.99	–7.32	–6.74	–6.27

5 years	–21.56	–26.06	–24.49	–26.00	–24.43	–24.43	–23.53	–26.21	–22.53	–20.57
Annual average	–4.74	–5.86	–5.46	–5.84	–5.45	–5.45	–5.22	–5.90	–4.98	–4.50

3 years	–25.49	–29.79	–27.15	–29.34	–27.12	–27.12	–26.61	–29.19	–25.98	–24.93
Annual average	–9.34	–11.12	–10.02	–10.93	–10.01	–10.01	–9.80	–10.87	–9.54	–9.12

1 year	–35.43	–39.13	–35.90	–39.11	–35.87	–36.51	–35.73	–37.97	–35.54	–35.26

6 months	–27.86	–31.99	–28.12	–31.71	–28.13	–28.85	–28.06	–30.59	–27.93	–27.74

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Fund’s annual operating expenses For the fiscal year ended 7/31/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Total annual fund operating expenses	1.46	2.21	2.21	1.96	1.71	1.21

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Growth Opportunities Fund from August 1, 2008, to January 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.43	$8.65	$8.65	$7.58	$6.51	$4.36

Ending value (after expenses)	$710.50	$708.00	$708.00	$708.80	$709.60	$711.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2009, use the following calculation method. To find the value of your investment on August 1, 2008, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.41	$10.21	$10.21	$8.94	$7.68	$5.14

Ending value (after expenses)	$1,018.85	$1,015.07	$1,015.07	$1,016.33	$1,017.59	$1,020.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Average annualized expense
ratio for Lipper peer group*	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

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Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Growth Opportunities Fund	69%	65%	88%	114%	53%

Lipper Large-Cap Growth Funds
category average	95%	92%	90%	96%	92%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

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Your fund’s management

Your fund’s Portfolio Manager is Robert Brookby.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Manager has invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2009, and January 31, 2008.

N/A indicates the individual was not a Portfolio Manager as of 1/31/08.

Trustee and Putnam employee fund ownership

As of January 31, 2009, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$105,000	$31,000,000

Putnam employees	$2,799,000	$342,000,000

Other Putnam funds managed by the Portfolio Manager

Robert Brookby may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

17

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

18

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had

19

been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 3rd percentile in management fees and in the 52nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation

20

of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process —as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	90th

Three-year period	83rd

Five-year period	94th

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(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 723, 602, and 515 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year, three-year, and five-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds with exposure to the large-cap equity space, your fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Growth Funds category for the one-year, five-year, and ten-year periods ended December 31, 2008, were 11%, 66%, and 95%, respectively. Over the one-year, five-year, and ten-year periods ended December 31, 2008, your fund ranked 82nd out of 803, 374th out of 567, and 260th out of 274 funds, respectively. Note that this more recent information was not available when theTrustees approved the continuance of your fund’s management contract.

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to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

25

The fund’s portfolio 1/31/09 (Unaudited)

COMMON STOCKS (96.1%)*	Shares	Value

Advertising and marketing services (0.5%)
Omnicom Group, Inc.	50,200	$1,299,678

		1,299,678
Aerospace and defense (3.1%)
L-3 Communications Holdings, Inc.	25,300	1,999,206

Lockheed Martin Corp.	31,900	2,617,076

United Technologies Corp.	71,800	3,445,682

		8,061,964
Biotechnology (4.0%)
Amgen, Inc. †	47,700	2,616,344

Genentech, Inc. †	15,900	1,291,716

Genzyme Corp. †	56,800	3,914,656

Gilead Sciences, Inc. †	50,400	2,558,808

		10,381,524
Cable television (0.7%)
DirecTV Group, Inc. (The) †	81,100	1,776,090

		1,776,090
Chemicals (2.7%)
FMC Corp.	34,000	1,517,080

Monsanto Co.	54,000	4,107,240

Potash Corp. of Saskatchewan, Inc. (Canada)	18,900	1,414,854

		7,039,174
Communications equipment (5.2%)
Cisco Systems, Inc. †	390,512	5,845,965

F5 Networks, Inc. †	88,300	1,957,611

Qualcomm, Inc.	164,400	5,680,020

		13,483,596
Computers (8.5%)
Apple, Inc. †	77,600	6,994,088

Hewlett-Packard Co.	166,800	5,796,300

IBM Corp.	66,000	6,048,900

NetApp, Inc. †	226,700	3,361,961

		22,201,249
Conglomerates (1.0%)
3M Co.	48,100	2,587,299

		2,587,299
Consumer goods (5.5%)
Colgate-Palmolive Co.	41,600	2,705,664

Kimberly-Clark Corp.	71,400	3,674,958

Procter & Gamble Co. (The)	148,500	8,093,250

		14,473,872
Containers (0.4%)
Owens-Illinois, Inc. †	62,100	1,179,900

		1,179,900
Electric utilities (2.7%)
Exelon Corp.	105,600	5,725,632

Public Service Enterprise Group, Inc.	41,600	1,313,312

		7,038,944
Electrical equipment (0.2%)
Emerson Electric Co.	19,700	644,190

		644,190

26

COMMON STOCKS (96.1%)* cont.	Shares	Value

Electronics (1.7%)
MEMC Electronic Materials, Inc. †	51,200	$696,320

National Semiconductor Corp.	224,900	2,280,486

Tandberg ASA (Norway) †	109,200	1,342,535

		4,319,341
Energy (oil field) (1.2%)
FMC Technologies, Inc. †	64,000	1,893,760

Halliburton Co.	77,500	1,336,875

		3,230,635
Energy (other) (0.3%)
First Solar, Inc. †	4,900	699,720

		699,720
Engineering and construction (0.7%)
Quanta Services, Inc. †	90,100	1,926,338

		1,926,338
Financial (1.7%)
JPMorgan Chase & Co.	175,600	4,479,556

		4,479,556
Food (0.8%)
Dean Foods Co. †	101,800	1,968,812

		1,968,812
Health-care services (3.7%)
Express Scripts, Inc. †	68,000	3,655,680

McKesson Corp.	45,700	2,019,940

Quest Diagnostics, Inc.	28,100	1,386,735

WellPoint, Inc. †	65,200	2,702,540

		9,764,895
Insurance (0.9%)
Willis Group Holdings, Ltd. (United Kingdom)	90,000	2,228,400

		2,228,400
Investment banking/Brokerage (1.7%)
Goldman Sachs Group, Inc. (The)	47,700	3,850,821

State Street Corp.	23,500	546,845

		4,397,666
Lodging/Tourism (0.4%)
Wyndham Worldwide Corp.	186,800	1,145,084

		1,145,084
Machinery (0.2%)
Joy Global, Inc.	28,600	595,738

		595,738
Manufacturing (1.6%)
Flowserve Corp.	26,200	1,396,722

Shaw Group, Inc. †	98,900	2,749,420

		4,146,142
Medical technology (6.0%)
Baxter International, Inc.	43,600	2,557,140

Becton, Dickinson and Co.	54,500	3,960,515

Hospira, Inc. †	75,300	1,874,970

Pall Corp.	99,200	2,586,144

St. Jude Medical, Inc. †	104,100	3,786,117

Varian Medical Systems, Inc. †	24,700	917,111

		15,681,997
Metals (1.3%)
BHP Billiton, Ltd. ADR (Australia)	50,100	1,880,754

Nucor Corp.	40,200	1,639,758

		3,520,512

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COMMON STOCKS (96.1%)* cont.	Shares	Value

Office equipment and supplies (0.7%)
Pitney Bowes, Inc.	78,600	$1,749,636

		1,749,636
Oil and gas (7.7%)
Chevron Corp.	74,400	5,246,688

Devon Energy Corp.	20,900	1,287,440

Exxon Mobil Corp.	41,600	3,181,568

Hess Corp.	68,100	3,787,041

Marathon Oil Corp.	68,800	1,873,424

Occidental Petroleum Corp.	85,100	4,642,205

		20,018,366
Pharmaceuticals (6.9%)
Abbott Laboratories	74,900	4,152,456

Johnson & Johnson	65,100	3,755,619

Merck & Co., Inc.	106,800	3,049,140

Mylan, Inc. †	210,600	2,386,098

Pfizer, Inc.	126,400	1,842,912

Wyeth	68,100	2,926,257

		18,112,482
Railroads (0.5%)
Union Pacific Corp.	30,700	1,344,353

		1,344,353
Restaurants (2.4%)
McDonald’s Corp.	26,600	1,543,332

Yum! Brands, Inc.	162,000	4,636,440

		6,179,772
Retail (6.1%)
Amazon.com, Inc. †	2,800	164,696

CVS Caremark Corp.	95,200	2,558,976

Kroger Co.	104,700	2,355,750

Lowe’s Cos., Inc.	46,400	847,728

TJX Cos., Inc. (The)	263,300	5,113,286

Wal-Mart Stores, Inc.	106,500	5,018,280

		16,058,716
Semiconductor (0.3%)
Formfactor, Inc. †	45,706	711,185

		711,185
Software (6.5%)
Activision Blizzard, Inc. †	114,300	1,001,268

Electronic Arts, Inc. †	76,800	1,185,792

Microsoft Corp.	525,000	8,977,500

Oracle Corp. †	235,600	3,965,148

VMware, Inc. Class A †	90,800	1,879,560

		17,009,268
Technology services (5.5%)
Accenture, Ltd. Class A (Bermuda)	73,000	2,303,880

Check Point Software Technologies (Israel) †	180,900	4,101,003

Google, Inc. Class A †	17,428	5,899,901

SAIC, Inc. †	105,200	2,076,648

		14,381,432

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COMMON STOCKS (96.1%)* cont.	Shares	Value

Telecommunications (2.0%)
American Tower Corp. Class A †	141,100	$4,280,974

Brightpoint, Inc. †	221,400	1,036,152

		5,317,126
Textiles (0.8%)
Coach, Inc. †	85,900	1,254,140

NIKE, Inc. Class B	17,200	778,300

		2,032,440
Total common stocks (cost $293,265,055)		$251,187,092

INVESTMENT COMPANIES (2.3%)*	Shares	Value

Consumer Staples Select Sector SPDR Fund	175,200	$3,884,184

iShares FTSE/Xinhua China 25 Index Fund	35,800	901,802

Semiconductor HOLDRs Trust	79,500	1,345,140

Total investment companies (cost $6,920,769)		$6,131,126

SHORT-TERM INVESTMENTS (3.0%)*	Principal amount/shares	Value

Federated Prime Obligations Fund	6,686,658	$6,686,658

U.S. Treasury Bills for an effective yield of 0.30%,
November 19, 2009 #	$1,280,000	1,276,917

Total short-term investments (cost $7,963,575)		$7,963,575

TOTAL INVESTMENTS

Total investments (cost $308,149,399)		$265,281,793

* Percentages indicated are based on net assets of $261,462,709.

† Non-income-producing security.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2009.

At January 31, 2009, liquid assets totaling $1,527,064 have been designated as collateral for open options and futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 1/31/09 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

NASDAQ 100 Index E-Mini (Long)	12	$283,020	Mar-09	$(10,304)

S&P 500 Index (Long)	6	1,233,750	Mar-09	(48,723)

Total				$(59,027)

WRITTEN OPTIONS OUTSTANDING at 1/31/09 (premiums received $32,439) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Annaly Capital Management, Inc. (Put)	$43,251	Feb-09/$13.00	$10,294

Total			$10,294

29

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of January 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$262,662,341	$(59,027)

Level 2	2,619,452	22,145

Level 3	—	—

Total	$265,281,793	$(36,882)

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

30

Statement of assets and liabilities 1/31/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $308,149,399)	$265,281,793

Dividends, interest and other receivables	286,034

Receivable for shares of the fund sold	410,552

Receivable for securities sold	3,022,577

Total assets	269,000,956

LIABILITIES

Payable for variation margin (Note 1)	54,858

Payable for securities purchased	6,250,411

Payable for shares of the fund repurchased	371,691

Payable for compensation of Manager (Note 2)	306,323

Payable for investor servicing fees (Note 2)	61,703

Payable for custodian fees (Note 2)	6,966

Payable for Trustee compensation and expenses (Note 2)	166,527

Payable for administrative services (Note 2)	1,892

Payable for distribution fees (Note 2)	89,882

Written options outstanding, at value (premiums received $32,439) (Notes 1 and 3)	10,294

Other accrued expenses	217,700

Total liabilities	7,538,247

Net assets	$261,462,709

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,143,076,777

Undistributed net investment income (Note 1)	884,938

Accumulated net realized loss on investments (Note 1)	(2,839,594,518)

Net unrealized depreciation of investments	(42,904,488)

Total — Representing net assets applicable to capital shares outstanding	$261,462,709

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($204,644,267 divided by 21,268,673 shares)	$9.62

Offering price per class A share (100/94.25 of $9.62)*	$10.21

Net asset value and offering price per class B share ($37,978,605 divided by 4,266,512 shares)**	$8.90

Net asset value and offering price per class C share ($10,422,997 divided by 1,155,845 shares)**	$9.02

Net asset value and redemption price per class M share ($3,708,332 divided by 406,242 shares)	$9.13

Offering price per class M share (100/96.50 of $9.13)*	$9.46

Net asset value, offering price and redemption price per class R share
($128,676 divided by 13,568 shares)	$9.48

Net asset value, offering price and redemption price per class Y share
($4,579,832 divided by 464,668 shares)	$9.86

 * On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

31

Statement of operations Six months ended 1/31/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $3,637)	$2,898,229

Interest (including interest income of $66,367 from investments in affiliated issuers) (Note 5)	134,228

Securities lending	34,787

Total investment income	3,067,244

EXPENSES

Compensation of Manager (Note 2)	1,091,334

Investor servicing fees (Note 2)	605,262

Custodian fees (Note 2)	5,804

Trustee compensation and expenses (Note 2)	18,129

Administrative services (Note 2)	10,746

Distribution fees — Class A (Note 2)	299,139

Distribution fees — Class B (Note 2)	255,483

Distribution fees — Class C (Note 2)	62,541

Distribution fees — Class M (Note 2)	16,621

Distribution fees — Class R (Note 2)	365

Other	169,307

Fees waived and reimbursed by Manager (Notes 2 and 5)	(313,860)

Total expenses	2,220,871

Expense reduction (Note 2)	(38,565)

Net expenses	2,182,306

Net investment income	884,938

Net realized loss on investments (Notes 1 and 3)	(83,271,697)

Net realized loss on futures contracts (Note 1)	(3,639,164)

Net unrealized depreciation of investments, futures
contracts and written options during the period	(27,734,133)

Net loss on investments	(114,644,994)

Net decrease in net assets resulting from operations	$(113,760,056)

The accompanying notes are an integral part of these financial statements.

32

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/09*	Year ended 7/31/08

Operations:
Net investment income (loss)	$884,938	$(1,302,077)

Net realized gain (loss) on investments	(86,910,861)	742,583

Net unrealized depreciation of investments	(27,734,133)	(41,961,685)

Net decrease in net assets resulting from operations	(113,760,056)	(42,521,179)

Redemption fees (Note 1)	578	679

Decrease from capital share transactions (Note 4)	(32,217,716)	(117,564,644)

Total decrease in net assets	(145,977,194)	(160,085,144)

NET ASSETS

Beginning of period	407,439,903	567,525,047

End of period (including undistributed net investment
income of $884,938 and $—, respectively)	$261,462,709	$407,439,903

* Unaudited

The accompanying notes are an integral part of these financial statements.

33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net									Ratio of net
	Net asset	Net	realized and							Net assets,	Ratio of	investment
	value,	investment	unrealized gain	Total from	From net			Net asset	Total return	end of	expenses to	income (loss)
	beginning	income	(loss) on	investment	investment	Total	Redemption	value, end	at net asset	period	average net	to average	Portfolio
Period ended	of period	(loss) [a] ,b	investments	operations	income	distributions	fees	of period	value (%) [c]	(in thousands)	assets (%) [b,d]	net assets (%) [b]	turnover (%)

Class A
January 31, 2009 **	$13.54	.04	(3.96) [e]	(3.92)	—	—	— [f]	$9.62	(28.95) *[e]	$204,644	.64 *	.36 *	69.58 *
July 31, 2008	14.84	(.01)	(1.29)	(1.30)	—	—	— [f]	13.54	(8.76)	305,508	1.29	(.04)	69.13
July 31, 2007	12.99	(.04)	1.89	1.85	—	—	— [f]	14.84	14.24	361,708	1.32	(.30)	64.83
July 31, 2006	13.20	— [f,g]	(.09)	(.09)	(.12)	(.12)	— [f]	12.99	(.74) [g]	353,600	1.26 [g]	(.03) [g]	88.39
July 31, 2005	11.94	.07 [h,i]	1.19	1.26	—	—	— [f]	13.20	10.55 [i]	451,245	1.37	.60 [h,i]	114.18
July 31, 2004	11.75	(.03)	.22	.19	—	—	— [f]	11.94	1.62	625,338	1.34	(.26)	53.05

Class B
January 31, 2009 **	$12.57	— [f]	(3.67) [e]	(3.67)	—	—	— [f]	$8.90	(29.20) *[e]	$37,979	1.01 *	(.01) *	69.58 *
July 31, 2008	13.89	(.11)	(1.21)	(1.32)	—	—	— [f]	12.57	(9.50)	73,688	2.04	(.81)	69.13
July 31, 2007	12.24	(.14)	1.79	1.65	—	—	— [f]	13.89	13.48	167,563	2.07	(1.03)	64.83
July 31, 2006	12.44	(.10) [g]	(.09)	(.19)	(.01)	(.01)	— [f]	12.24	(1.55) [g]	267,264	2.01 [g]	(.77) [g]	88.39
July 31, 2005	11.34	(.02) [h,i]	1.12	1.10	—	—	— [f]	12.44	9.70 [i]	425,258	2.12	(.17) [h,i]	114.18
July 31, 2004	11.24	(.12)	.22	.10	—	—	— [f]	11.34	.89	561,591	2.09	(1.01)	53.05

Class C
January 31, 2009 **	$12.74	— [f]	(3.72) [e]	(3.72)	—	—	— [f]	$9.02	(29.20) *[e]	$10,423	1.01 *	(.02) *	69.58 *
July 31, 2008	14.07	(.11)	(1.22)	(1.33)	—	—	— [f]	12.74	(9.45)	16,311	2.04	(.79)	69.13
July 31, 2007	12.40	(.14)	1.81	1.67	—	—	— [f]	14.07	13.47	22,364	2.07	(1.04)	64.83
July 31, 2006	12.60	(.10) [g]	(.09)	(.19)	(.01)	(.01)	— [f]	12.40	(1.53) [g]	26,724	2.01 [g]	(.77) [g]	88.39
July 31, 2005	11.48	(.02) [h,i]	1.14	1.12	—	—	— [f]	12.60	9.76 [i]	36,807	2.12	(.15) [h,i]	114.18
July 31, 2004	11.39	(.12)	.21	.09	—	—	— [f]	11.48	.79	50,249	2.09	(1.01)	53.05

Class M
January 31, 2009 **	$12.88	.01	(3.76) [e]	(3.75)	—	—	— [f]	$9.13	(29.12) *[e]	$3,708	.89 *	.11 *	69.58 *
July 31, 2008	14.19	(.08)	(1.23)	(1.31)	—	—	— [f]	12.88	(9.23)	5,675	1.79	(.54)	69.13
July 31, 2007	12.48	(.11)	1.82	1.71	—	—	— [f]	14.19	13.70	8,011	1.82	(.79)	64.83
July 31, 2006	12.68	(.07) [g]	(.09)	(.16)	(.04)	(.04)	— [f]	12.48	(1.27) [g]	9,472	1.76 [g]	(.52) [g]	88.39
July 31, 2005	11.52	.02 [h,i]	1.14	1.16	—	—	— [f]	12.68	10.07 [i]	13,271	1.87	.13 [h,i]	114.18
July 31, 2004	11.40	(.09)	.21	.12	—	—	— [f]	11.52	1.05	19,795	1.84	(.76)	53.05

Class R
January 31, 2009 **	$13.36	.03	(3.91) [e]	(3.88)	—	—	— [f]	$9.48	(29.04) *[e]	$129	.76 *	.24 *	69.58 *
July 31, 2008	14.68	(.04)	(1.28)	(1.32)	—	—	— [f]	13.36	(8.99)	172	1.54	(.30)	69.13
July 31, 2007	12.88	(.08)	1.88	1.80	—	—	— [f]	14.68	13.98	134	1.57	(.57)	64.83
July 31, 2006	13.12	(.04) [g]	(.08)	(.12)	(.12)	(.12)	— [f]	12.88	(.96) [g]	65	1.51 [g]	(.29) [g]	88.39
July 31, 2005	11.90	(.01) [h,i]	1.23	1.22	—	—	— [f]	13.12	10.25 [i]	55	1.62	(.11) [h,i]	114.18
July 31, 2004	11.74	(.06)	.22	.16	—	—	—	11.90	1.36	5	1.59	(.53)	53.05

Class Y
January 31, 2009 **	$13.85	.05	(4.04) [e]	(3.99)	—	—	— [f]	$9.86	(28.81) *[e]	$4,580	.51 *	.49 *	69.58 *
July 31, 2008	15.14	.03	(1.32)	(1.29)	—	—	— [f]	13.85	(8.52)	6,084	1.04	.21	69.13
July 31, 2007	13.22	(.01)	1.93	1.92	—	—	— [f]	15.14	14.52	7,746	1.07	(.05)	64.83
July 31, 2006	13.44	.03 [g]	(.09)	(.06)	(.16)	(.16)	— [f]	13.22	(.53) [g]	7,397	1.01 [g]	.23 [g]	88.39
July 31, 2005	12.12	.10 [h,i]	1.22	1.32	—	—	— [f]	13.44	10.89 [i]	9,062	1.12	.77 [h,i]	114.18
July 31, 2004	11.90	— [f]	.22	.22	—	—	— [f]	12.12	1.85	33,135	1.09	— [j]	53.05

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of
average net assets

January 31, 2009	0.10%

July 31, 2008	0.16

July 31, 2007	0.21

July 31, 2006	0.30

July 31, 2005	0.08

July 31, 2004	<0.01

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to the following amounts per share outstanding on December 29, 2008:

Per share

Class A	$0.44

Class B	0.41

Class C	0.41

Class M	0.42

Class R	0.43

Class Y	0.45

Without this payment, total returns for each class, for the six months ended January 31, 2009 would have been as follows:

Total return
at net asset value %

Class A	(32.20)%

Class B	(32.62)

Class C	(32.50)

Class M	(32.45)

Class R	(32.49)

Class Y	(31.91)

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended July 31, 2006.

36

Financial highlights (Continued)

h Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.09	0.70%

Class B	0.08	0.69

Class C	0.08	0.70

Class M	0.09	0.74

Class R	0.04	0.32

Class Y	0.08	0.60

i Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.01	0.07%

Class B	0.01	0.08

Class C	0.01	0.07

Class M	0.01	0.07

Class R	0.01	0.11

Class Y	0.01	0.05

j Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

37

Notes to financial statements 1/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Growth Opportunities Fund (the “fund”), is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing in a portfolio primarily consisting of common stocks of large U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes are fast-growing and whose earnings are likely to increase over time.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. ClassY shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At January 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain

38

investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities.When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2009, the fund had no securities out on loan.

39

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2008, the fund had a capital loss carryover of $2,745,881,623 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$1,972,175,445	July 31, 2010

773,706,178	July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2009, $6,983,372 of losses recognized during the period November 1, 2007 to July 31, 2008.

The aggregate identified cost on a tax basis is $308,167,733, resulting in gross unrealized appreciation and depreciation of $6,725,728 and $49,611,668, respectively, or net unrealized depreciation of $42,885,940.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

For the period ended January 31, 2009, Putnam Management waived $311,222 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by theTrustees.

Custodial functions for the fund’s assets were provided by State Street Bank andTrust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

40

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended January 31, 2009 are included in Investor servicing fees in the Statement of operations

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended January 31, 2009, the fund’s expenses were reduced by $5,529 under the expense offset arrangements and by $33,036 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $378, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,675 and $412 from the sale of class A and class M shares, respectively, and received $32,958 and $330 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $44 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $217,219,750 and $237,565,448, respectively. There were no purchases or sales of U.S. government securities.

41

Written option transactions during the period ended
January 31, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding
at beginning
of period	$—	$—

Options opened	43,251	32,439

Options exercised	—	—

Options expired	—	—

Options closed	—	—

Written options
outstanding
at end of period	$43,251	$32,439

Note 4: Capital shares

At January 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	1,641,286	$17,727,703	5,031,683	$73,018,150

Shares issued in connection with	—	—	—	—
reinvestment of distributions

	1,641,286	17,727,703	5,031,683	73,018,150

Shares repurchased	(2,937,373)	(32,232,257)	(6,838,251)	(99,410,421)

Net decrease	(1,296,087)	$(14,504,554)	(1,806,568)	$(26,392,271)

	Six months ended 1/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	166,042	$1,604,719	358,028	$4,871,738

Shares issued in connection with	—	—	—	—
reinvestment of distributions

	166,042	1,604,719	358,028	4,871,738

Shares repurchased	(1,760,243)	(17,931,998)	(6,563,254)	(89,020,161)

Net decrease	(1,594,201)	$(16,327,279)	(6,205,226)	$(84,148,423)

	Six months ended 1/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	58,657	$542,988	82,535	$1,137,163

Shares issued in connection with	—	—	—	—
reinvestment of distributions

	58,657	542,988	82,535	1,137,163

Shares repurchased	(183,478)	(1,813,839)	(391,606)	(5,413,593)

Net decrease	(124,821)	$(1,270,851)	(309,071)	$(4,276,430)

42

	Six months ended 1/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	16,824	$168,448	20,127	$280,725

Shares issued in connection with	—	—	—	—
reinvestment of distributions

	16,824	168,448	20,127	280,725

Shares repurchased	(51,338)	(519,262)	(144,081)	(1,996,247)

Net decrease	(34,514)	$(350,814)	(123,954)	$(1,715,522)

	Six months ended 1/31/09		Year ended 7/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	2,709	$29,738	8,314	$119,008

Shares issued in connection with	—	—	—	—
reinvestment of distributions

	2,709	29,738	8,314	119,008

Shares repurchased	(2,030)	(20,969)	(4,532)	(63,556)

Net increase	679	$8,769	3,782	$55,452

	Six months ended 1/31/09		Year ended 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	77,663	$800,556	56,690	$831,643

Shares issued in connection with	—	—	—	—
reinvestment of distributions

	77,663	800,556	56,690	831,643

Shares repurchased	(52,297)	(573,543)	(128,931)	(1,919,093)

Net increase (decrease)	25,366	$227,013	(72,241)	$(1,087,450)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2009, management fees paid were reduced by $2,638 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $66,367 for the period ended January 31, 2009. During the period ended January 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $20,820,840 and $28,265,739, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam

43

Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

44

Brokerage commissions (unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Growth group for the year ended January 31, 2009. The Putnam mutual funds in this group are Putnam Growth Opportunities Fund, Putnam Voyager Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Goldman Sachs & Co., Morgan Stanley & Co., Weeden & Co., Merrill Lynch, Pierce, Fenner and Smith, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 45% of the total brokerage commissions paid for the year ended January 31, 2009.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are Barclays Capital, Credit Suisse First Boston, JPMorgan Securities, Knight Equity Markets, Pipeline Trading Systems, Pulse Trading, RBC Capital Markets, Sanford C. Bernstein & Co., UBS Securities, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

45

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

46

Tax-free income
AMT-Free Municipal Fund‡
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

  ‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

 ** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

47

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through June 30, 2009, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

48

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert L. Reynolds	James P. Pappas
Putnam Investment	Richard B. Worley	Vice President
Management, LLC
One Post Office Square	Officers	Francis J. McNamara, III
Boston, MA 02109	Charles E. Haldeman, Jr.	Vice President and
	President	Chief Legal Officer
Marketing Services
Putnam Retail Management	Charles E. Porter	Robert R. Leveille
One Post Office Square	Executive Vice President,	Vice President and
Boston, MA 02109	Principal Executive Officer,	Chief Compliance Officer
Associate Treasurer and
Custodian	Compliance Liaison	Mark C. Trenchard
State Street Bank		Vice President and
and Trust Company	Jonathan S. Horwitz	BSA Compliance Officer
Senior Vice President
Legal Counsel	and Treasurer	Judith Cohen
Ropes & Gray LLP		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Trustees	Vice President and Principal
John A. Hill, Chairman	Financial Officer	Wanda M. McManus
Jameson A. Baxter,		Vice President, Senior Associate
Vice Chairman	Janet C. Smith	Treasurer and Assistant Clerk
Charles B. Curtis	Vice President, Principal
Robert J. Darretta	Accounting Officer and	Nancy E. Florek
Myra R. Drucker	Assistant Treasurer	Vice President, Assistant Clerk,
Charles E. Haldeman, Jr.		Assistant Treasurer and
Paul L. Joskow	Susan G. Malloy	Proxy Manager
Elizabeth T. Kennan	Vice President and
Kenneth R. Leibler	Assistant Treasurer
Robert E. Patterson
George Putnam, III	Beth S. Mazor
Vice President

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA061 255360 3/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 31, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2009

Date of reporting period: August 1, 2008 — January 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNRAX

Putnam Research Fund

Semiannual Report
1|31|09

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

Not FDIC insured
May lose value
No bank guarantee

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Research
Fund

1|31|09
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth.	12
Expenses	14
Portfolio turnover	16
Your fund’s management.	17
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders.	24
Financial statements	25
Brokerage commissions	48

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

Financial markets have experienced significant upheaval for well over a year now. Responses by governmental and financial authorities have been rapid and often unprecedented in scale, including the recent passage of a nearly $800 billion economic stimulus plan by Congress. Although history reminds us that stability and optimism have always returned to the markets, investors should expect continued volatility in the near term, for we are in the midst of a deep and painful bear market.

Under President and Chief Executive Officer Robert L. Reynolds, Putnam Investments is making the most of these challenging times by instituting several important changes designed to prepare Putnam for the eventual recovery. Key among them has been replacing a team management structure within Putnam equity funds with a more nimble decision-making process that vests responsibility with individual fund managers. The portfolio manager of Putnam Research Fund is Andrew Matteis, who joined the company in 1993 and has 24 years of investment industry experience.

In other moves aimed at achieving performance excellence, Putnam has affirmed a fundamental approach to investing, simplified its equity fund lineup, and hired nearly 20 seasoned equity analysts.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam. Although the markets have presented investors with extraordinary challenges, it is Putnam’s belief that the seeds of opportunity are often sown during difficult times like these.

About the fund
Building a portfolio of “best ideas”

Research is at the heart of investing. Whether it is undertaken by Wall Street firms or by Putnam’s in-house analysts, investment managers use research to assess whether a company’s stock is undervalued, overvalued, or on target at its current market price. One approach to determining a company’s worth is to measure its tangible assets, such as physical plants or inventory. Other measures of worth are less quantifiable and may involve the evaluation of the company’s long-term competitive advantage, the expertise of its management team, or the success of its research and development efforts.

Analysts consider these factors along with financial yardsticks such as the price-to-earnings ratio and earnings growth. By digging deep into the information available, analysts work to develop a set of expectations about the financial and competitive health of a specific company versus other firms in the industry — both in the United States and within the broader global marketplace. Of course, there is no foolproof way to uncover all information about a company, and surprises can always occur.

Putnam’s Large-Cap Equity Research analysts gather information from on-site interviews with company management and through meetings with sources who provide additional information about the company’s true worth and likely future direction.

By including Putnam Research Fund as part of a diversified portfolio, you are investing in what we like to call a “best ideas” fund: it represents the select stock picks of Putnam’s Large-Cap Equity Research analysts incorporated into a single portfolio, regardless of investment style (growth or value). We believe that each stock pick represents a specialized and comprehensive view of a company, compiled by a focused, dedicated analyst.

This fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Putnam’s research analysts specialize in sectors and industries

Consumer Broadcasting, lodging/ tourism, department stores, retail, electronics, food, household goods, homebuilding, restaurants

Energy Integrated oil and gas, drilling, exploration, equipment, services

Financials Banking, brokerage, consumer finance, insurance, real estate investment trusts, mortgage finance

Health care Biotechnology, equipment, pharmaceuticals, services

Industrials Aerospace and defense, construction and farm machinery, electrical components, office services

Technology Computer hardware/ software, semiconductors, services

Materials Gold, metals, paper products/ packaging, specialty chemicals, steel

Telecommunications Alternative carriers, wireless services

Utilities Electric utilities, gas utilities, independent power producers

Putnam Research Fund holdings have spanned sectors
and industries over time.

Performance snapshot

Average annual total return (%) comparison as of 1/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower.

See pages 7 and 12–14 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Andy, thanks for taking the time today to talk about Putnam Research Fund. How did the fund perform during the period?

The past six months have been an extraordinarily difficult time for the stock market and a challenging time for Putnam Research Fund. In September, we witnessed the collapse of Lehman Brothers and the near-failures and subsequent rescues of institutions such as Fannie Mae and Freddie Mac and American International Group [AIG]. The fund saw a significant decline in absolute terms over the period. As for relative returns, the fund managed to eke out a slightly better performance than its benchmark and its Lipper peers. For the six months ended January 31, 2009, the fund had a loss of 33.89%, compared with the 33.95% loss of its benchmark, the S&P 500 Index, and the 33.92% average decrease of its Lipper peers, Large-Cap Core Funds.

What was your strategy for the fund in this dire environment?

The fund adopted a conservative posture, seeking out blue-chip companies with healthy balance sheets and solid, or expanding, market share. In the

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/09. See page 6 and pages 12–14 for additional fund performance information. Index descriptions can be found on page 18.

moribund economy of the past six months, it was prudent to own the good companies with durable franchises, competitive advantages, and recession-proof business lines.

Please talk about holdings that reflected this conservative posture and contributed to the fund’s performance on a relative basis.

The fund’s conservative strategy was nowhere more apparent than in the consumer staples sector. Relative to the benchmark, being overweight companies like McDonald’s, Procter & Gamble, Colgate-Palmolive, and Wal-Mart boosted performance. As a group, consumer staples stocks outperformed because these companies make products that people tend to continue buying even during recessions, such as toothpaste, dishwasher detergent, discount goods, and less-expensive fast food.

Among financial stocks, the fund benefited most by what it did not hold, for instance, insurance conglomerate and benchmark constituent AIG, which suffered because it insures securitized mortgage-related instruments that lost significant value in the subprime credit meltdown. In September, AIG required an $85 billion bailout by the U.S. Treasury. AIG’s share price was in the $18-range at the time of the bailout and closed at $1.75 per share on December 31, 2008.

In the health-care sector, the fund’s overweight to Wyeth helped performance. Pfizer announced during the period its plans to acquire Wyeth for $68 billion, and investors bid up Wyeth

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 1/31/09. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Exxon Mobil Corp. (4.0%)	Energy	Oil and gas
Chevron Corp. (3.0%)	Energy	Oil and gas
Pfizer, Inc. (2.2%)	Health care	Pharmaceuticals
Microsoft Corp. (2.0%)	Technology	Software
Apple, Inc. (1.8%)	Technology	Computers
AT&T, Inc. (1.8%)	Communication services	Regional Bells
Amgen, Inc. (1.8%)	Health care	Biotechnology
Wells Fargo & Co. (1.6%)	Financials	Banking
Wal-Mart Stores, Inc. (1.5%)	Consumer cyclicals	Retail
Hess Corp. (1.5%)	Energy	Oil and gas

shares as a result. Overweights to Genzyme and Abbott Laboratories also contributed. These pharmaceutical companies continue to deliver strong financial results in an uncertain economic environment. What’s more, Genzyme is expected to win Food and Drug Administration approval for two new drugs, which I believe should help accelerate future growth.

Hess Corp., an integrated oil company, helped performance on a relative basis. Integrated oil companies are engaged in all phases of the oil business from drilling and refining to marketing. Because of this diversification, they are better positioned to withstand a drop in oil prices. Among energy stocks, our decision not to hold Schlumberger Ltd., an oil service company, proved advantageous.

Oil service companies, which provide oil drilling and production and support services, were hurt when the price of oil fell precipitously over the period after hitting an all-time high of $147 a barrel in July. This plunge in oil prices eroded Schlumberger’s profit margins, triggering a sell-off in the stock, which dropped 56.2% over the period.

What were some of the themes and holdings that hurt performance?

Relative to the benchmark, we were underweight Exxon Mobil, an integrated oil company, which hurt relative performance. Exxon Mobil shares only declined 7.7% during the period. On a relative basis, other integrated oil companies such as Chevron and Hess were better values on a relative basis, and I felt those shares were more

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

attractive. Although I mentioned earlier that consumer staples stocks were top performers during the period, my decision to be underweight Johnson & Johnson, the ultimate hiding place in a recessionary environment, held back performance. Johnson & Johnson’s share price declined just 0.7% during the period.

The abrupt deceleration in business activity hit basic materials companies quite hard. As a result, the fund’s overweight to Freeport-McMoRan, the world’s largest copper-mining company, hurt performance. Copper prices fell by more than 50% during the period, primarily because of the slowdown in global demand as well as in residential construction in the United States. This hurt Freeport-McMoRan’s bottom line and battered its stock price, which fell by 72.5% during the period.

Several changes have been made in the way Putnam manages money in recent months. Can you discuss some of those changes, and how they affect Putnam Research Fund?

Putnam has modified its money management approach in several ways. We have recently hired several experienced analysts to ensure that there is more time being spent researching at the industry level. We have affirmed a fundamental approach to investing and placed more responsibility with individual fund managers. I believe our added focus at the industry level may help us get ahead of the pack the next time there is a sector meltdown like we’ve seen in financials.

I N  T H E  N E W S

Congress passed a $787 billion stimulus plan on February 13, 2009, with the goals of creating jobs, helping the unemployed, and cultivating economic growth. Tens of billions of dollars will be spent over the next two years to support Medicaid, help local school districts, and extend jobless benefits. Billions of dollars also will fund job-creating investments in“green” technologies, computerizing the nation’s medical-records system, biomedical research, and public works construction projects. The balance of the package is devoted to tax cuts for businesses and individuals, including a $400 payroll tax holiday for workers (married couples filing jointly for less than $150,000 get up to $800). The plan is one of the largest of its kind since Franklin D. Roosevelt launched the New Deal in 1933.

With the fund, analysts are placing additional emphasis on intermediate- and shorter-term valuations of companies, as opposed to longer-term valuations. By augmenting longer-term valuations with a focus on the intermediate- and short-term dynamics and trends, I feel that performance can be significantly impacted in a positive manner.

Andy, what is your outlook and strategy for the second half of the fund’s fiscal year?

The fund remains defensively positioned, continuing to favor companies that achieve growth through market-share gains and profit margin improvements. I expect economic conditions will continue to worsen through the middle of 2009, but after that, the outlook is less clear. Until banks are able to shore up their bad assets and start lending freely again, the economic situation will not improve substantially in my opinion.

I want to own some companies that I believe will perform well when the market comes back. With that in mind, I am looking at opportunities in health care and consumer staples. There also are good company names in the consumer discretionary sector whose stock prices have been beaten down quite a bit. In financials, the fund will continue to take a conservative posture.

Thanks for your time and insights, Andy.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	3.78%	3.32%	2.96%	2.96%	3.00%	3.00%	3.26%	2.99%	3.53%	3.96%

10 years	–31.57	–35.52	–36.56	–36.56	–36.49	–36.49	–34.92	–37.19	–33.26	–29.98
Annual average	–3.72	–4.29	–4.45	–4.45	–4.44	–4.44	–4.20	–4.54	–3.96	–3.50

5 years	–28.33	–32.47	–30.99	–32.37	–31.03	–31.03	–30.12	–32.56	–29.23	–27.39
Annual average	–6.44	–7.55	–7.15	–7.52	–7.16	–7.16	–6.92	–7.58	–6.68	–6.20

3 years	–37.19	–40.80	–38.60	–40.45	–38.64	–38.64	–38.16	–40.33	–37.67	–36.70
Annual average	–14.36	–16.03	–15.01	–15.87	–15.02	–15.02	–14.80	–15.81	–14.58	–14.14

1 year	–38.46	–42.01	–38.95	–42.00	–38.94	–39.55	–38.80	–40.96	–38.63	–38.31

6 months	–33.89	–37.68	–34.15	–37.44	–34.17	–34.83	–34.07	–36.39	–34.00	–33.75

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 1/31/09

		Lipper Large-Cap Core Funds
	S&P 500 Index	category average*

Annual average (life of fund)	4.46%	3.53%

10 years	–23.53	–22.22
Annual average	–2.65	–2.76

5 years	–19.50	–20.73
Annual average	–4.24	–4.65

3 years	–31.34	–32.03
Annual average	–11.78	–12.18

1 year	–38.63	–38.14

6 months	–33.95	–33.92

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/09, there were 895, 849, 721, 606, 347, and 179 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	1		1	1

Income	$0.102		—	—	$0.022		$0.059	$0.145

Capital gains	—		—	—	—		—	—

Total	$0.102		—	—	$0.022		$0.059	$0.145

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/08	$13.99	$14.84	$13.09	$13.17	$13.44	$13.93	$13.92	$14.10

1/31/09	9.15	9.71	8.62	8.67	8.84	9.16	9.13	9.20

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(4/4/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	4.37%	3.90%	3.55%	3.55%	3.59%	3.59%	3.85%	3.57%	4.12%	4.55%

10 years	–23.28	–27.67	–28.84	–28.84	–28.78	–28.78	–26.98	–29.54	–25.08	–21.54
Annual average	–2.62	–3.19	–3.35	–3.35	–3.34	–3.34	–3.10	–3.44	–2.85	–2.40

5 years	–22.23	–26.71	–25.12	–26.62	–25.06	–25.06	–24.10	–26.78	–23.17	–21.25
Annual average	–4.90	–6.03	–5.62	–6.00	–5.61	–5.61	–5.37	–6.04	–5.13	–4.67

3 years	–31.08	–35.03	–32.63	–34.65	–32.59	–32.59	–32.05	–34.44	–31.57	–30.53
Annual average	–11.67	–13.39	–12.34	–13.22	–12.32	–12.32	–12.08	–13.13	–11.88	–11.43

1 year	–38.36	–41.89	–38.81	–41.87	–38.78	–39.39	–38.62	–40.75	–38.47	–38.20

6 months	–29.38	–33.45	–29.61	–33.13	–29.59	–30.29	–29.54	–32.00	–29.42	–29.26

Fund’s annual operating expenses For the fiscal year ended 7/31/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%

Total annual fund operating expenses	1.36	2.11	2.11	1.86	1.61	1.11

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Research Fund from August 1, 2008, to January 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$4.94	$8.07	$8.07	$7.03	$5.98	$3.90

Ending value (after expenses)	$661.10	$658.50	$658.30	$659.30	$660.00	$662.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2009, use the following calculation method. To find the value of your investment on August 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.01	$9.80	$9.80	$8.54	$7.27	$4.74

Ending value (after expenses)	$1,019.26	$1,015.48	$1,015.48	$1,016.74	$1,018.00	$1,020.52

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%

Average annualized expense
ratio for Lipper peer group*	1.21%	1.96%	1.96%	1.71%	1.46%	0.96%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Research Fund	119%	79%	85%	113%	102%

Lipper Large-Cap Core Funds
category average	78%	79%	81%	81%	78%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

Your fund’s Portfolio Manager is Andrew Matteis.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Manager has invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2009, and January 31, 2008.

N/A indicates the individual was not a Portfolio Manager as of 1/31/08.

Trustee and Putnam employee fund ownership

As of January 31, 2009, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$140,000	$31,000,000

Putnam employees	$1,762,000	$342,000,000

Other Putnam funds managed by the Portfolio Manager

Andrew Matteis may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In May 2008, the Board of Trustees also approved a new sub-advisory contract among Putnam Management, PIL and another affiliate, The Putnam Advisory Company (“PAC”), in respect of your fund. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’

conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in management fees and in the 72nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will be applied to your fund.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2008 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	87th

Three-year period	87th

Five-year period	86th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2008, there were 835, 702, and 572 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year, three-year, and five-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds with exposure to the large-cap equity space, your fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Core Funds category for the one-year, five-year, and ten-year periods ended December 31, 2008, were 66%, 85%, and 71%, respectively. Over the one-year, five-year, and ten-year periods ended December 31, 2008, your fund ranked 558th out of 851, 513th out of 606, and 242nd out of 344 funds, respectively. Note that this more recent information was not available when theTrustees approved the continuance of your fund’s management contract.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the Sub-Advisory
Contract among Putnam
Management, Putnam Investments
Limited andThe Putnam
Advisory Company

In May 2008, the Trustees approved a sub-advisory contract among Putnam Management, PIL and PAC in respect of your fund, under which PAC’s Singapore branch would begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-advisory contract in respect of your fund, effective November 30, 2008.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-advisory contract, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PAC’s Singapore office to manage a portion of your fund’s assets and PAC’s expertise in managing assets invested in Asian markets. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services and that the sub-advisory relationship with PAC will not reduce the nature, quality or overall level of service provided to your fund.

Additional considerations

In addition to the considerations discussed above, the Trustees, in approving the continuance of your fund’s management contract, also considered the matters described in Note 2 to the fund’s financial statements (see pages 43–44).

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 1/31/09 (Unaudited)

COMMON STOCKS (93.0%)*	Shares	Value

Advertising and marketing services (0.7%)
Omnicom Group, Inc.	52,600	$1,361,814

		1,361,814
Aerospace and defense (3.5%)
L-3 Communications Holdings, Inc.	24,000	1,896,480

Lockheed Martin Corp.	30,900	2,535,036

Raytheon Co.	38,600	1,953,932

United Technologies Corp.	15,800	758,242

		7,143,690
Banking (3.0%)
Bank of America Corp.	180,535	1,187,920

Bank of New York Mellon Corp. (The)	33,400	859,716

U.S. Bancorp	48,200	715,288

Wells Fargo & Co.	170,910	3,230,199

		5,993,123
Biotechnology (3.6%)
Amgen, Inc. † #	65,100	3,570,735

Genentech, Inc. †	17,600	1,429,824

Genzyme Corp. †	30,000	2,067,600

Life Technologies Corp. †	4,700	119,662

		7,187,821
Cable television (0.9%)
Comcast Corp. Class A	76,200	1,116,330

DirecTV Group, Inc. (The) †	25,200	551,880

DISH Network Corp. Class A †	19,000	243,960

		1,912,170
Chemicals (1.6%)
E.I. du Pont de Nemours & Co.	17,800	408,688

Monsanto Co.	18,600	1,414,716

Potash Corp. of Saskatchewan, Inc. (Canada)	4,600	344,356

Praxair, Inc.	17,100	1,064,646

		3,232,406
Commercial and consumer services (0.5%)
Alliance Data Systems Corp. †	2,900	120,611

Automatic Data Processing, Inc.	7,700	279,741

Dun & Bradstreet Corp. (The)	2,700	205,200

Genpact, Ltd. (Bermuda) †	13,700	112,203

Visa, Inc. Class A	4,600	227,010

		944,765
Communications equipment (2.6%)
Cisco Systems, Inc. †	152,800	2,287,416

Corning, Inc.	39,200	396,312

Juniper Networks, Inc. †	13,700	193,992

Qualcomm, Inc.	51,600	1,782,780

Research in Motion, Ltd. (Canada) †	10,100	559,540

		5,220,040
Computers (4.7%)
Apple, Inc. †	40,900	3,686,317

EMC Corp. †	148,100	1,635,024

Hewlett-Packard Co.	64,300	2,234,425

IBM Corp.	20,000	1,833,000

		9,388,766

COMMON STOCKS (93.0%)* cont.	Shares	Value

Conglomerates (2.2%)
3M Co.	34,600	$1,861,134

General Electric Co.	212,900	2,582,477

		4,443,611
Consumer finance (0.3%)
American Express Co.	14,200	237,566

Capital One Financial Corp.	8,700	137,808

Mastercard, Inc. Class A	900	122,202

SLM Corp. †	14,500	166,025

		663,601
Consumer goods (3.9%)
Avon Products, Inc.	22,300	456,035

Clorox Co.	15,400	772,310

Colgate-Palmolive Co.	31,800	2,068,272

Estee Lauder Cos., Inc. (The) Class A	14,600	383,250

Kimberly-Clark Corp.	21,400	1,101,458

Procter & Gamble Co. (The)	54,600	2,975,700

		7,757,025
Containers (0.3%)
Ball Corp.	8,000	306,720

Pactiv Corp. †	11,000	237,820

		544,540
Distribution (0.1%)
Genuine Parts Co.	3,900	124,878

		124,878
Electric utilities (4.4%)
CMS Energy Corp.	111,000	1,304,250

Edison International	41,400	1,348,398

Entergy Corp.	17,100	1,305,756

Exelon Corp.	32,600	1,767,572

NV Energy, Inc.	128,200	1,375,586

PG&E Corp.	47,000	1,817,490

		8,919,052
Electronics (0.9%)
Altera Corp.	19,200	295,296

Broadcom Corp. Class A †	11,500	182,275

MEMC Electronic Materials, Inc. †	25,100	341,360

National Semiconductor Corp.	47,700	483,678

SanDisk Corp. †	24,300	277,749

Texas Instruments, Inc.	21,800	325,910

		1,906,268
Energy (oil field) (1.1%)
National-Oilwell Varco, Inc. †	41,700	1,102,548

Weatherford International, Ltd. †	98,700	1,088,661

		2,191,209
Energy (other) (0.2%)
First Solar, Inc. †	3,400	485,520

		485,520
Financial (2.0%)
Citigroup, Inc.	159,300	565,515

CME Group, Inc.	1,300	226,083

Discover Financial Services	11,000	78,650

Intercontinental Exchange, Inc. †	3,400	193,562

COMMON STOCKS (93.0%)* cont.	Shares	Value

Financial cont.
JPMorgan Chase & Co.	106,650	$2,720,642

Nasdaq OMX Group, Inc. (The) †	5,100	111,282

NYSE Euronext	3,900	85,800

		3,981,534
Food (2.7%)
Campbell Soup Co.	29,600	898,952

General Mills, Inc.	42,900	2,537,535

Kraft Foods, Inc. Class A	72,900	2,044,845

		5,481,332
Forest products and packaging (0.1%)
Crown Holdings, Inc. †	15,700	294,375

		294,375
Health-care services (2.6%)
AmerisourceBergen Corp.	17,800	646,496

CIGNA Corp.	32,500	564,200

Express Scripts, Inc. †	11,900	639,744

Health Management Associates, Inc. Class A †	103,919	165,231

McKesson Corp.	27,000	1,193,400

Omnicare, Inc.	14,600	408,216

Universal Health Services, Inc. Class B	8,600	325,510

WellPoint, Inc. †	29,300	1,214,485

		5,157,282
Insurance (2.2%)
ACE, Ltd. (Switzerland)	6,200	270,692

AFLAC, Inc.	22,700	526,867

Arch Capital Group, Ltd. (Bermuda) †	6,100	366,915

Chubb Corp. (The)	11,000	468,380

Everest Re Group, Ltd. (Bermuda)	5,600	352,800

Marsh & McLennan Cos., Inc.	18,000	347,940

MetLife, Inc.	20,000	574,600

PartnerRe, Ltd. (Bermuda)	5,900	386,627

Travelers Cos., Inc. (The)	17,000	656,880

W.R. Berkley Corp.	14,400	381,312

		4,333,013
Investment banking/Brokerage (2.2%)
Ameriprise Financial, Inc.	6,700	135,005

BlackRock, Inc.	1,300	141,440

Charles Schwab Corp. (The)	15,400	209,286

Eaton Vance Corp.	7,500	143,550

Franklin Resources, Inc.	4,300	208,206

Goldman Sachs Group, Inc. (The)	18,300	1,477,359

Invesco, Ltd.	16,600	195,714

Legg Mason, Inc.	4,300	69,058

Morgan Stanley	43,700	884,051

Raymond James Financial, Inc.	8,000	148,080

State Street Corp.	20,800	484,016

T. Rowe Price Group, Inc.	4,700	129,626

TD Ameritrade Holding Corp. †	11,900	133,756

		4,359,147

COMMON STOCKS (93.0%)* cont.	Shares	Value

Lodging/Tourism (0.4%)
Marriott International, Inc. Class A	27,600	$450,156

Wyndham Worldwide Corp.	69,100	423,583

		873,739
Machinery (1.0%)
Caterpillar, Inc.	13,300	410,305

Cummins, Inc.	16,500	395,670

Deere (John) & Co.	17,400	604,476

Parker-Hannifin Corp.	17,500	668,675

		2,079,126
Manufacturing (0.3%)
Eaton Corp.	15,600	686,712

		686,712
Media (1.3%)
Viacom, Inc. Class B †	80,700	1,190,325

Walt Disney Co. (The)	64,400	1,331,792

		2,522,117
Medical technology (3.4%)
Baxter International, Inc.	12,100	709,665

Becton, Dickinson and Co.	12,100	879,307

Boston Scientific Corp. †	160,200	1,420,974

Covidien, Ltd. (Bermuda)	23,400	897,156

Hologic, Inc. †	29,600	348,984

Hospira, Inc. †	25,000	622,500

Medtronic, Inc.	29,700	994,653

Mettler-Toledo International, Inc. †	3,700	246,346

St. Jude Medical, Inc. †	18,500	672,845

		6,792,430
Metals (0.7%)
Freeport-McMoRan Copper & Gold, Inc. Class B	13,100	329,334

Newmont Mining Corp.	9,600	381,888

Nucor Corp.	8,400	342,636

Steel Dynamics, Inc.	37,900	402,498

		1,456,356
Oil and gas (12.1%)
Chevron Corp.	86,800	6,121,136

Devon Energy Corp.	21,600	1,330,560

Exxon Mobil Corp.	106,200	8,122,176

Hess Corp.	55,800	3,103,038

Marathon Oil Corp.	27,600	751,548

Occidental Petroleum Corp.	53,000	2,891,150

XTO Energy, Inc.	51,800	1,921,262

		24,240,870
Pharmaceuticals (6.1%)
Abbott Laboratories	19,100	1,058,904

Johnson & Johnson	39,400	2,272,986

Merck & Co., Inc.	72,900	2,081,295

Pfizer, Inc.	298,900	4,357,962

Wyeth	57,400	2,466,478

		12,237,625
Railroads (0.8%)
Burlington Northern Santa Fe Corp.	23,200	1,537,000

		1,537,000

COMMON STOCKS (93.0%)* cont. .	Shares	Value

Real estate (0.8%)
Digital Realty Trust, Inc. R	17,700	$564,630

HCP, Inc. R	24,600	574,164

Simon Property Group, Inc. R	12,500	537,250

		1,676,044
Regional Bells (2.8%)
AT&T, Inc.	146,600	3,609,292

Qwest Communications International, Inc.	30,300	97,566

Verizon Communications, Inc.	66,050	1,972,914

		5,679,772
Restaurants (1.0%)
McDonald’s Corp.	23,800	1,380,876

Yum! Brands, Inc.	20,800	595,296

		1,976,172
Retail (4.9%)
AutoZone, Inc. †	1,200	159,468

Best Buy Co., Inc.	6,000	168,120

Big Lots, Inc. †	18,880	253,936

CVS Caremark Corp.	12,100	325,248

GameStop Corp. †	5,500	136,290

Gap, Inc. (The)	35,100	395,928

Home Depot, Inc. (The)	69,700	1,500,641

Kroger Co.	25,400	571,500

Lowe’s Cos., Inc.	57,600	1,052,352

Nordstrom, Inc.	17,800	225,882

O’Reilly Automotive, Inc. †	4,100	119,187

OfficeMax, Inc.	11,600	63,916

Penske Auto Group, Inc.	7,500	55,650

Safeway, Inc.	23,500	503,605

Staples, Inc.	21,600	344,304

Target Corp.	12,600	393,120

TJX Cos., Inc. (The)	24,200	469,964

Wal-Mart Stores, Inc.	66,000	3,109,920

		9,849,031
Schools (0.3%)
Career Education Corp. †	26,400	575,520

		575,520
Semiconductor (0.6%)
ASM Holding NV (NY Reg Shares) (Netherlands)	17,600	291,104

Atmel Corp. †	148,100	494,654

Formfactor, Inc. †	31,990	497,764

		1,283,522
Shipping (0.7%)
FedEx Corp.	28,100	1,431,414

		1,431,414
Software (3.9%)
Activision Blizzard, Inc. †	91,400	800,664

Electronic Arts, Inc. †	69,800	1,077,712

Microsoft Corp.	238,400	4,076,640

Parametric Technology Corp. †	107,100	963,900

SAP AG ADR (Germany)	27,018	955,897

		7,874,813

COMMON STOCKS (93.0%)* cont.	Shares	Value

Technology services (2.0%)
Expedia, Inc. †	57,500	$513,475

Fiserv, Inc. †	4,200	133,350

Global Payments, Inc.	6,000	208,260

Google, Inc. Class A †	8,564	2,899,171

Western Union Co. (The)	13,400	183,044

		3,937,300
Telecommunications (0.4%)
American Tower Corp. Class A †	12,900	391,386

Embarq Corp.	2,900	103,588

Motorola, Inc.	21,800	96,574

Sprint Nextel Corp. †	80,400	195,372

		786,920
Textiles (0.6%)
Coach, Inc. †	33,800	493,480

NIKE, Inc. Class B	16,300	737,575

		1,231,055
Tobacco (2.6%)
Altria Group, Inc.	114,000	1,885,560

Lorillard, Inc.	37,400	2,223,804

Philip Morris International, Inc.	30,050	1,116,357

		5,225,721
Total common stocks (cost $250,750,433)		$186,980,241

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value

Mylan, Inc. 6.50% cv. pfd.	1,643	$1,230,137

Total convertible preferred stocks (cost $969,537)		$1,230,137

INVESTMENT COMPANIES (0.2%)*	Shares	Value

Industrial Select Sector SPDR Fund	23,500	$484,335

Total investment companies (cost $501,960)		$484,335

SHORT-TERM INVESTMENTS (4.5%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield
of 0.472%, due November 19, 2009 #	$460,000	$457,676

Federated Prime Obligations Fund	8,536,057	8,536,057

Total short-term investments (cost $8,993,733)		$8,993,733

TOTAL INVESTMENTS

Total investments (cost $261,215,663)		$197,688,446

* Percentages indicated are based on net assets of $201,135,564.

† Non-income-producing security.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2009.

R Real Estate Investment Trust.

At January 31, 2009, liquid assets totaling $10,486,875 have been designated as collateral for open futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 1/31/09 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

S&P 500 Index (Long)	51	$10,486,875	Mar-09	$(220,151)

Total				$(220,151)

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of January 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$196,000,633	$(220,151)

Level 2	1,687,813	—

Level 3	—	—

Total	$197,688,446	$(220,151)

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $261,215,663)	$197,688,446

Cash	130,786

Dividends, interest and other receivables	337,908

Receivable for shares of the fund sold	168,650

Receivable for securities sold	51,165,614

Receivable for closed forward currency contracts (Note 1)	445,942

Total assets	249,937,346

LIABILITIES

Payable for variation margin (Note 1)	264,404

Payable for securities purchased	46,750,104

Payable for shares of the fund repurchased	860,893

Payable for compensation of Manager (Note 2)	227,402

Payable for investor servicing fees (Note 2)	62,687

Payable for custodian fees (Note 2)	11,459

Payable for Trustee compensation and expenses (Note 2)	111,123

Payable for administrative services (Note 2)	1,783

Payable for distribution fees (Note 2)	74,076

Payable for closed forward currency contracts (Note 1)	264,403

Payable for receivable purchase agreement (Note 2)	40,283

Other accrued expenses	133,165

Total liabilities	48,801,782

Net assets	$201,135,564

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$816,632,102

Distributions in excess of net investment income (Note 1)	(1,153,260)

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(550,653,710)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(63,689,568)

Total — Representing net assets applicable to capital shares outstanding	$201,135,564

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($152,271,479 divided by 16,640,132 shares)	$9.15

Offering price per class A share (100/94.25 of $9.15)*	$9.71

Net asset value and offering price per class B share ($32,315,730 divided by 3,748,929 shares)**	$8.62

Net asset value and offering price per class C share ($9,441,488 divided by 1,088,669 shares)**	$8.67

Net asset value and redemption price per class M share ($3,724,309 divided by 421,193 shares)	$8.84

Offering price per class M share (100/96.50 of $8.84)*	$9.16

Net asset value, offering price and redemption price per class R share
($70,663 divided by 7,737 shares)	$9.13

Net asset value, offering price and redemption price per class Y share
($3,311,895 divided by 360,132 shares)	$9.20

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $575)	$2,859,689

Interest (including interest income of $11,939 from investments in affiliated issuers) (Note 5)	30,211

Securities lending	32,353

Total investment income	2,922,253

EXPENSES

Compensation of Manager (Note 2)	890,218

Investor servicing fees (Note 2)	536,959

Custodian fees (Note 2)	13,841

Trustee compensation and expenses (Note 2)	17,191

Administrative services (Note 2)	10,325

Distribution fees — Class A (Note 2)	257,556

Distribution fees — Class B (Note 2)	232,017

Distribution fees — Class C (Note 2)	62,255

Distribution fees — Class M (Note 2)	19,431

Distribution fees — Class R (Note 2)	207

Other	107,846

Fees waived and reimbursed by Manager (Notes 2 and 5)	(294,285)

Total expenses	1,853,561

Expense reduction (Note 2)	(21,667)

Net expenses	1,831,894

Net investment income	1,090,359

Net realized loss on investments (Notes 1 and 3)	(91,095,335)

Increase from payment by affiliates (Note 2)	14,107

Net realized loss on futures contracts (Note 1)	(691,549)

Net realized gain on foreign currency transactions (Note 1)	649,793

Net realized gain on written options (Notes 1 and 3)	50,165

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	25,640

Net unrealized depreciation of investments and futures contracts during the period	(25,688,146)

Net loss on investments	(116,735,325)

Net decrease in net assets resulting from operations	$(115,644,966)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/09*	Year ended 7/31/08

Operations:
Net investment income	$1,090,359	$1,960,828

Net realized loss on investments and
foreign currency transactions	(91,072,819)	(38,613,159)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(25,662,506)	(58,244,077)

Net decrease in net assets resulting from operations	(115,644,966)	(94,896,408)

Distributions to shareholders: (Note 1)
From ordinary income
Net investment income

Class A	(1,778,924)	(1,331,859)

Class M	(9,930)	—

Class R	(432)	(170)

Class Y	(53,046)	(402,104)

Redemption fees (Note 1)	341	885

Decrease from capital share transactions (Note 4)	(47,348,824)	(249,491,043)

Total decrease in net assets	(164,835,781)	(346,120,699)

NET ASSETS

Beginning of period	365,971,345	712,092,044

End of period (including distributions in excess of net investment
income of $1,153,260 and $401,287, respectively)	$201,135,564	$365,971,345

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

											Ratio	Ratio of net
			Net realized								of expenses	investment
	Net asset value,		and unrealized	Total from				Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	From net	Total	Redemption	value, end of	at net asset	end of period	net assets (%)	to average	Portfolio
Period ended	of period	income (loss) [a] ,d	investments	operations	investment income	distributions	fees [e]	period	value (%) [b]	(in thousands)	c,d	net assets (%) [d]	turnover (%)

Class A
January 31, 2009 **	$13.99	.05	(4.79)	(4.74)	(.10)	(.10)	—	$9.15	(33.89) *	$152,271	.60 *	.48 *	70.40 *
July 31, 2008	16.74	.08	(2.78)	(2.70)	(.05)	(.05)	—	13.99	(16.16)	271,560	1.24	.51	118.70
July 31, 2007	14.50	.06	2.20	2.26	(.02)	(.02)	—	16.74	15.58	455,608	1.25	.40	78.84
July 31, 2006	14.49	.06 [j]	(.01)	.05	(.04)	(.04)	—	14.50	.35 j	486,691	1.10 [i,j]	.44 [j]	85.13
July 31, 2005	12.48	.11 [g,h]	1.97	2.08	(.07)	(.07)	—	14.49	16.67 h	660,027	1.19 [i]	.83 [g,h]	113.03
July 31, 2004	11.60	.04	.84	.88	—	—	—	12.48	7.59 f	825,727	1.13	.34	101.63

Class B
January 31, 2009 **	$13.09	.01	(4.48)	(4.47)	—	—	—	$8.62	(34.15) *	$32,316	.97 *	.10 *	70.40 *
July 31, 2008	15.73	(.04)	(2.60)	(2.64)	—	—	—	13.09	(16.78)	65,767	1.99	(.24)	118.70
July 31, 2007	13.72	(.05)	2.06	2.01	—	—	—	15.73	14.65	146,984	2.00	(.35)	78.84
July 31, 2006	13.77	(.04) [j]	(.01)	(.05)	—	—	—	13.72	(.36) j	234,490	1.85 [i,j]	(.31) [j]	85.13
July 31, 2005	11.90	.01 [g,h]	1.86	1.87	—	—	—	13.77	15.72 h	336,983	1.94 [i]	.08 [g,h]	113.03
July 31, 2004	11.13	(.05)	.82	.77	—	—	—	11.90	6.92 f	410,863	1.88	(.41)	101.63

Class C
January 31, 2009 **	$13.17	.01	(4.51)	(4.50)	—	—	—	$8.67	(34.17) *	$9,441	.97 *	.10 *	70.40 *
July 31, 2008	15.83	(.04)	(2.62)	(2.66)	—	—	—	13.17	(16.80)	16,486	1.99	(.24)	118.70
July 31, 2007	13.80	(.05)	2.08	2.03	—	—	—	15.83	14.71	26,731	2.00	(.35)	78.84
July 31, 2006	13.85	(.04) [j]	(.01)	(.05)	—	—	—	13.80	(.36) j	30,016	1.85 [i,j]	(.31) [j]	85.13
July 31, 2005	11.97	.01 [g,h]	1.87	1.88	—	—	—	13.85	15.71 h	40,237	1.94 [i]	.08 [g,h]	113.03
July 31, 2004	11.20	(.05)	.82	.77	—	—	—	11.97	6.88 f	48,264	1.88	(.41)	101.63

Class M
January 31, 2009 **	$13.44	.03	(4.61)	(4.58)	(.02)	(.02)	—	$8.84	(34.07) *	$3,724	.85 *	.23 *	70.40 *
July 31, 2008	16.11	— [e]	(2.67)	(2.67)	—	—	—	13.44	(16.57)	7,030	1.74	.01	118.70
July 31, 2007	14.01	(.02)	2.12	2.10	—	—	—	16.11	14.99	11,300	1.75	(.10)	78.84
July 31, 2006	14.03	(.01) [j]	(.01)	(.02)	—	—	—	14.01	(.14) j	12,956	1.60 [i,j]	(.06) [j]	85.13
July 31, 2005	12.09	.04 [g,h]	1.90	1.94	—	—	—	14.03	16.05 h	17,603	1.69 [i]	.33 [g,h]	113.03
July 31, 2004	11.29	(.02)	.82	.80	—	—	—	12.09	7.09 f	22,146	1.63	(.16)	101.63

Class R
January 31, 2009 **	$13.92	.04	(4.77)	(4.73)	(.06)	(.06)	—	$9.13	(34.00) *	$71	.72 *	.36 *	70.40 *
July 31, 2008	16.65	.04	(2.76)	(2.72)	(.01)	(.01)	—	13.92	(16.34)	101	1.49	.27	118.70
July 31, 2007	14.44	.02	2.19	2.21	—	—	—	16.65	15.31	286	1.50	.12	78.84
July 31, 2006	14.44	.02 [j]	(.01)	.01	(.01)	(.01)	—	14.44	.09 j	272	1.35 [i,j]	.17 [j]	85.13
July 31, 2005	12.44	.08 [g,h]	1.95	2.03	(.03)	(.03)	—	14.44	16.33 h	252	1.44 [i]	.63 [g,h]	113.03
July 31, 2004	11.59	.02	.83	.85	—	—	—	12.44	7.33 f	301	1.38	.14	101.63

Class Y
January 31, 2009 **	$14.10	.07	(4.82)	(4.75)	(.15)	(.15)	—	$9.20	(33.75) *	$3,312	.47 *	.61 *	70.40 *
July 31, 2008	16.88	.12	(2.80)	(2.68)	(.10)	(.10)	—	14.10	(15.96)	5,026.99		.76	118.70
July 31, 2007	14.62	.11	2.21	2.32	(.06)	(.06)	—	16.88	15.88	71,184	1.00	.64	78.84
July 31, 2006	14.62	.10 [j]	(.02)	.08	(.08)	(.08)	—	14.62	.55 j	80,374	.85 [i,j]	.68 [j]	85.13
July 31, 2005	12.60	.14 [g,h]	1.98	2.12	(.10)	(.10)	—	14.62	16.91 h	97,893	.94 [i]	1.02 [g,h]	113.03
July 31, 2004	11.67	.08	.85	.93	—	—	—	12.60	7.97 f	111,037.88		.59	101.63

See notes to financial highlights at the end of this section.
The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of
average net assets

January 31, 2009	0.11%

July 31, 2008	0.03

July 31, 2007	<0.01

July 31, 2006	<0.01

July 31, 2005	0.01

July 31, 2004	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring payment from Putnam Management of $0.014 per share outstanding as of January 31, 2004 as restitution for losses resulting from the correction of operational errors. Without this payment, total returns for each class, for the fiscal year ended July 31, 2004 would have been as follows:

Total
return

Class A	7.50%

Class B	6.83

Class C	6.79

Class M	7.00

Class R	7.25

Class Y	7.88

g Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.05	0.38%

Class B	0.05	0.38

Class C	0.05	0.38

Class M	0.05	0.38

Class R	0.06	0.42

Class Y	0.05	0.34

Financial highlights (Continued)

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.01	0.10%

Class B	0.01	0.10

Class C	0.01	0.10

Class M	0.01	0.10

Class R	0.01	0.08

Class Y	0.01	0.10

i Does not reflect reimbursements from Putnam Management related to changes in the calculation of fees pursuant to the fund’s management contract in connection with a settlement with the SEC, which amounted to 0.01% and 0.13% of average net assets for the periods ended July 31, 2006 and July 31, 2005, respectively.

j Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.07% of average net assets for the period ended July 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Research Fund (the“fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities.When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2009, the fund had no securities out on loan.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2008, the fund had a capital loss carryover of $399,707,067 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$110,556,619	July 31, 2010

289,150,448	July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2009, $59,861,116 of losses recognized during the period November 1, 2007 to July 31, 2008.

The aggregate identified cost on a tax basis is $261,655,298, resulting in gross unrealized appreciation and depreciation of $1,299,606 and $65,266,458, respectively, or net unrealized depreciation of $63,966,852.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from July 1, 2008 through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper, Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

For the period ended January 31, 2009, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $293,834 of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Effective November 30, 2008, the Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $14,107 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amount had no impact on total return.

On September 26, 2008, the fund entered into an Agreement with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $156,309 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the“Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to Lehman Brothers Special Financing, Inc. and is included in the Statement of assets and liabilities within Payable for closed forward currency contracts. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank andTrust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended January 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended January 31, 2009, the fund’s expenses were reduced by $4,300 under the expense offset arrangements and by $17,367 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $355, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,377 and $261 from the sale of class A and class M shares, respectively, and received $24,039 and $379 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $195,083,544 and $256,673,191, respectively.There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended January 31, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$—	$—

Options opened	52,825	74,476
Options exercised	(1,771)	(23,962)
Options expired	(39,410)	(33,281)
Options closed	(11,644)	(17,233)

Written options
outstanding at
end of period	$—	$—

Note 4: Capital shares

At January 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/09		Year ended 7/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	1,141,193	$12,864,554	3,435,894	$53,599,459

Shares issued in connection with	181,221	1,710,731	78,912	1,288,636
reinvestment of distributions

	1,322,414	14,575,285	3,514,806	54,888,095

Shares repurchased	(4,097,441)	(45,321,199)	(11,321,293)	(174,160,988)

Net decrease	(2,775,027)	$(30,745,914)	(7,806,487)	$(119,272,893)

	Six months ended 1/31/09		Year ended 7/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	96,445	$971,525	220,102	$3,267,477

Shares issued in connection with	—	—	—	—
reinvestment of distributions

	96,445	971,525	220,102	3,267,477

Shares repurchased	(1,372,292)	(14,736,489)	(4,539,618)	(65,847,633)

Net decrease	(1,275,847)	$(13,764,964)	(4,319,516)	$(62,580,156)

	Six months ended 1/31/09		Year ended 7/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	21,603	$234,364	60,461	$895,243

Shares issued in connection with	—	—	—	—
reinvestment of distributions

	21,603	234,364	60,461	895,243

Shares repurchased	(184,989)	(2,019,495)	(497,481)	(7,243,494)

Net decrease	(163,386)	$(1,785,131)	(437,020)	$(6,348,251)

	Six months ended 1/31/09		Year ended 7/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	8,196	$84,455	17,391	$264,200

Shares issued in connection with	1,045	9,545	—	—
reinvestment of distributions

	9,241	94,000	17,391	264,200

Shares repurchased	(111,104)	(1,178,828)	(195,877)	(2,896,603)

Net decrease	(101,863)	$(1,084,828)	(178,486)	$(2,632,403)

	Six months ended 1/31/09		Year ended 7/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	1,208	$13,273	3,782	$57,863

Shares issued in connection with	46	432	10	170
reinvestment of distributions

	1,254	13,705	3,792	58,033

Shares repurchased	(776)	(9,220)	(13,721)	(207,111)

Net increase (decrease)	478	$4,485	(9,929)	$(149,078)

	Six months ended 1/31/09		Year ended 7/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	33,502	$333,359	188,467	$2,969,196

Shares issued in connection with	5,596	53,046	24,459	402,104
reinvestment of distributions

	39,098	386,405	212,926	3,371,300

Shares repurchased	(35,475)	(358,877)	(4,073,704)	(61,879,562)

Net increase (decrease)	3,623	$27,528	(3,860,778)	$(58,508,262)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2009, management fees paid were reduced by $451 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $11,939 for the period ended January 31, 2009. During the period ended January 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $10,709,361 and $11,344,654, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam

Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Brokerage commissions (unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Research group for the year ended January 31, 2009. The Putnam mutual funds in this group are Putnam Global Natural Resources Fund, Putnam Global Health Care Fund, Putnam Research Fund, Putnam Global Utilities Fund, Putnam Global VT Health Care Fund, Putnam VT Research Fund, and Putnam VT Global Utilities Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) Credit Suisse First Boston, Merrill Lynch, Pierce, Fenner and Smith, UBS Securities, Goldman, Sachs & Co., and Morgan Stanley & Co. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended January 31, 2009.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are BNY ESI, BTIG, LLC, Citigroup Global Markets, Deutsche Bank Securities, J.P. Morgan Clearing, Oppenheimer & Co., RBC Capital Markets, Redburn Partners, and Weeden & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Susan G. Malloy
Putnam Investment	Myra R. Drucker	Vice President and
Management, LLC	Charles E. Haldeman, Jr.	Assistant Treasurer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Elizabeth T. Kennan	Beth S. Mazor
	Kenneth R. Leibler	Vice President
Investment Sub-Manager	Robert E. Patterson
Putnam Investments Limited	George Putnam, III	James P. Pappas
57–59 St James’s Street	Robert L. Reynolds	Vice President
London, England SW1A 1LD	Richard B. Worley
Francis J. McNamara, III
Investment Sub-Advisor	Officers	Vice President and
The Putnam Advisory	Charles E. Haldeman, Jr.	Chief Legal Officer
Company, LLC	President
One Post Office Square		Robert R. Leveille
Boston, MA 02109	Charles E. Porter	Vice President and
	Executive Vice President,	Chief Compliance Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Mark C. Trenchard
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		BSA Compliance Officer
Jonathan S. Horwitz
Custodian	Senior Vice President	Judith Cohen
State Street Bank and	and Treasurer	Vice President, Clerk and
Trust Company		Assistant Treasurer
Steven D. Krichmar
Legal Counsel	Vice President and	Wanda M. McManus
Ropes & Gray LLP	Principal Financial Officer	Vice President, Senior Associate
Treasurer and Assistant Clerk
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Nancy E. Florek
Jameson A. Baxter,	Accounting Officer and	Vice President, Assistant Clerk,
Vice Chairman	Assistant Treasurer	Assistant Treasurer and
Charles B. Curtis		Proxy Manager

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA067 255357 3/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 31, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2009